EXHIBIT 99.1

          COLONIAL COMMERCIAL CORP. REPORTS 2007 THIRD QUARTER RESULTS
          ------------------------------------------------------------

                   RECORD THIRD QUARTER SALES AND GROSS PROFIT

HAWTHORNE, New Jersey (November 14, 2007) - Colonial Commercial Corp. ("Colonial") (OTC Bulletin Board: "CCOM," "CCOMP"), today announced financial results for the third quarter ended September 30, 2007.

THIRD  QUARTER  RESULTS

Sales increased by 6.8%, or $1,304,652, to a record $20,522,208 for the quarter ended September 30, 2007 from $19,217,556 for the same period in 2006. Sales from new operations for this period were $2,000,089. These new operations consisted of sales from our new branch in the Albany, New York area, sales from the acquisition of S&A Supply, Inc. from September 10, 2007 through September 30, 2007, and added appliance sales. Sales from continuing operations for this period declined by 3.6%, or $695,437, from $19,217,556 to $18,522,119.

Gross profit increased by 5.7%, or $321,742, to a record $5,981,163 for the quarter ended September 30, 2007 from $5,659,421 for the same period in 2006. Gross profit expressed as a percentage of sales decreased by 0.3% to 29.1% in 2007 compared to 29.4% for the comparable period in 2006, reflecting a more competitive marketplace and increased sales of lower margin appliances and air conditioning products.

Operating income decreased by 40.8%, or $327,156, to $474,732 for the quarter ended September 30, 2007 from $801,888 for the same period in 2006. Selling, general and administrative expenses increased by $648,898. This increase reflects primarily staffing, marketing and advertising expenses for our appliance sales, our new branch in the Albany, New York area and our newly acquired S&A subsidiary, an increase in the provision for doubtful accounts, and an increase in accounting and professional fees for the implementation of Sarbanes Oxley controls and procedures.

The Company's net income decreased by 71.9%, or $341,697, to $133,845 for the quarter ended September 30, 2007, compared to net income of $475,542 for the same period in 2006.

NINE  MONTH  RESULTS

Sales increased by 12.3%, or $6,435,428, to $58,693,009 for the nine months ended September 30, 2007 from $52,257,581 for the same period in 2006. Sales from new operations for this period were $4,344,824. These new operations consisted of sales from our new branch in the Albany, New York area, sales from the acquisition of S&A Supply, Inc. from September 10, 2007 through September 30, 2007, and added appliance sales. Sales from continuing operations for this period increased by 4.0%, or $2,090,604, from $52,257,581 to $54,348,185.

Gross profit increased by 7.4%, or $1,173,888, to $16,956,101 for the nine months ended September 30, 2007 from $15,782,213 for the same period in 2006.
Gross profit expressed as a percentage of sales decreased by 1.3% to 28.9% in 2007 compared to 30.2% for the comparable period in 2006, reflecting a more competitive marketplace, inclusive of appliance sales which are typically at lower margins.

Operating income decreased by 20.2%, or $277,992, to $1,096,620 for the nine months ended September 30, 2007 from $1,374,612 for the same period in 2006. Selling, general and administrative expenses increased by $1,451,880. This increase reflects primarily staffing, marketing and advertising expenses for our appliance sales, our new branch in the Albany, New York area and our newly acquired S&A subsidiary, an increase in the provision for doubtful


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accounts,  and  an  increase  in  accounting  and  professional  fees  for  the implementation  of  Sarbanes  Oxley  controls  and  procedures.

The Company's net income decreased by 69.2%, or $338,478, to $150,900 for the nine months ended September 30, 2007, compared to net income of $489,378 for the same period in 2006.

Financial information for 2006 includes the adjustments to our accounting for vendor rebates that are described in our Form 8-K/A filed with the SEC on July 25, 2007.

William Pagano, Chief Executive Officer of the Company, said, "We continue to increase market penetration with our air conditioning equipment and are realizing increased sales from our recently introduced appliance offerings, sales from our new branch location in the Albany, New York area, which opened on April 10, 2007 and sales from our latest acquisition of the assets of S&A Supply, Inc., completed on September 10, 2007. We expect continued sales growth in spite of a weakening residential construction market, slowing economy and uncertain climatic conditions. We are pleased with these accomplishments and are looking forward to an improving 2008."

Colonial distributes heating, ventilating and air conditioning, ("HVAC"), equipment, parts and accessories, climate control systems, and plumbing and electrical supplies and equipment in the states of New York, New Jersey, Massachusetts, Connecticut and eastern Pennsylvania through its Universal Supply Group, Inc., www.usginc.com, American/Universal Supply Inc., www.ausupplyinc.com, The RAL Supply Group, Inc., www.ralsupply.com, and S&A Supply, Inc., www.sasupplyinc.com, subsidiaries to professional contractors. These contractors purchase and install equipment and systems for residential, commercial and industrial users. Colonial also provides control system design, custom control panel fabrication, technical field support, in-house training and climate control consultation for engineers and installers. The Company is a leader in the design of direct digital control systems and systems that control multi-location facilities through the Internet.

The Company distributes home appliances to dealer groups and appliance stores through its Goldman Universal division. The Company also offers water filtration systems, parts and accessories and other products through its e-commerce store, www.procontractorstore.com, operated by RAL. The Company is headquartered in New Jersey, and, with its affiliates, operates out of 21 locations in its geographic trading area. For more information on Colonial's operations, products and/or services, please visit www.colonialcomm.com.

Safe  Harbor  Statement:  The  foregoing  press  release  may contain statements
-----------------------
concerning Colonial Commercial Corp.'s financial performance, markets and business operations that may be considered "forward-looking" under applicable securities laws. Colonial cautions readers of this press release that actual results might differ materially from those projected in any forward-looking statements. Factors which might cause actual results to differ materially from any results that are projected in the forward-looking statements include the following: continued acceptance of the company's products in the marketplace, competitive factors, dependence upon third-party vendors, and other risks detailed in the company's periodic report filings with the Securities and Exchange Commission. These and certain other factors which might cause actual results to differ materially from those projected are detailed from time to time in Colonial's periodic reports and registration statements filed with the Securities and Exchange Commission, which important factors are incorporated herein by reference. Colonial undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time.

FOR FURTHER INFORMATION, PLEASE CONTACT WILLIAM PAGANO, CHIEF EXECUTIVE OFFICER, OR WILLIAM SALEK, CHIEF FINANCIAL OFFICER, AT (973) 427-8224.

                          (Financial Highlights Follow)


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
                                         COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                                            Condensed Consolidated Balance Sheets

                                                                                              September 30,    December 31,
                                                                                                  2007             2006
                                                                                             ---------------  --------------
                                                                                                 (Unaudited)
Assets
Current assets:
Cash                                                                                         $      587,416   $     482,251
Accounts receivable, net of allowance for doubtful accounts of $254,913 in 2007 and
  $212,043 in 2006                                                                               11,249,619       9,069,301
Inventory                                                                                        17,730,758      12,854,317
Prepaid expenses and other current assets                                                         1,273,521       1,057,099
Deferred tax asset - current portion                                                                557,500         420,000
                                                                                             ---------------  --------------
      Total current assets                                                                       31,398,814      23,882,968
Property and equipment                                                                            1,846,003       1,512,666
Goodwill                                                                                          2,044,745       1,628,133
Other intangibles                                                                                    12,000           3,500
Other assets - noncurrent                                                                           144,072         202,177
Deferred tax asset - noncurrent                                                                   1,151,000       1,288,500
                                                                                             ---------------  --------------
                                                                                             $   36,596,634   $  28,517,944
                                                                                             ===============  ==============
Liabilities and Stockholders' Equity
Current liabilities:
  Trade payables                                                                             $    7,594,038   $   4,719,160
  Accrued liabilities                                                                             1,991,811       1,975,175
  Income taxes payable                                                                               20,443           1,630
  Borrowings under credit facility - revolving credit                                            18,394,155      13,615,696
  Notes payable - current portion; includes related party notes of $30,000 in 2007 and 2006         230,745         136,539
                                                                                             ---------------  --------------
      Total current liabilities                                                                  28,231,192      20,448,200
  Convertible notes payable, includes related party notes of $325,000 in 2007 and 2006              525,000         525,000
  Notes payable, excluding current portion; includes related party notes of $711,250 in
    2007 and $703,750 in 2006                                                                       900,504         792,394
                                                                                             ---------------  --------------
      Total liabilities                                                                          29,656,696      21,765,594
                                                                                             ---------------  --------------
Commitments and contingencies
Stockholders' equity:
  Redeemable convertible preferred stock, $.05 par value, 2,500,000 shares authorized,
    467,500 shares issued and outstanding in 2007 and 2006, liquidation preference of
    $2,337,500 in 2007 and 2006                                                                      23,375          23,375
  Common stock, $.05 par value, 20,000,000 shares authorized,  4,645,680 in 2007 and
    4,593,680 in 2006 shares issued and outstanding                                                 232,284         229,684
  Additional paid-in capital                                                                     10,741,879      10,707,791
  Accumulated deficit                                                                            (4,057,600)     (4,208,500)
                                                                                             ---------------  --------------
      Total stockholders' equity                                                                  6,939,938       6,752,350
                                                                                             ---------------  --------------
                                                                                             $   36,596,634   $  28,517,944
                                                                                             ===============  ==============


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
                                  COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                                Condensed Consolidated Statements of Operations
                                                  (Unaudited)

                                                        For The Three Months Ended  For The Nine Months Ended
                                                                September 30,               September 30,
                                                        --------------------------  --------------------------
                                                            2007          2006          2007          2006
                                                        --------------------------  --------------------------
                                                                       (Restated)                  (Restated)
                                                        --------------------------  --------------------------
Net sales                                               $20,522,208   $19,217,556   $58,693,009   $52,257,581
Cost of sales                                            14,541,045    13,558,135    41,736,908    36,475,368
                                                        ------------  ------------  ------------  ------------
    Gross profit                                          5,981,163     5,659,421    16,956,101    15,782,213

Selling, general and administrative expenses              5,506,431     4,857,533    15,859,481    14,407,601
                                                        ------------  ------------  ------------  ------------
    Operating income                                        474,732       801,888     1,096,620     1,374,612

Other income                                                 74,116        63,707       217,193       192,963
Interest expense, net; includes related party interest
  of $25,632 and $26,448 for the three months ended
  September 30, 2007 and 2006, respectively, and
  $77,366 and $77,858 for nine months ended
  September 30, 2007 and 2006, respectively                (385,766)     (359,214)   (1,081,063)     (995,116)
                                                        ------------  ------------  ------------  ------------
    Income before income taxes                              163,082       506,381       232,750       572,459

Income tax expense                                           29,237        30,839        81,850        83,081
                                                        ------------  ------------  ------------  ------------
Net Income                                              $   133,845   $   475,542   $   150,900   $   489,378
                                                        ============  ============  ============  ============

Income per common share:
  Basic                                                 $      0.03   $      0.10   $      0.03   $      0.11
                                                        ============  ============  ============  ============
  Diluted                                               $      0.03   $      0.09   $      0.03   $      0.10
                                                        ============  ============  ============  ============

Weighted average shares outstanding:
  Basic                                                   4,645,680     4,592,968     4,645,490     4,574,227
                                                        ============  ============  ============  ============
  Diluted                                                 5,131,371     5,301,782     5,131,748     5,125,467
                                                        ============  ============  ============  ============


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
                                      COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                                   Condensed Consolidated Statements of Cash Flows
                                                     (Unaudited)


                                                                                          For The Nine Months Ended
                                                                                            2007            2006
                                                                                       --------------  --------------
                                                                                                          (Restated)
                                                                                       --------------  --------------
Cash flows from operating activities:
  Net income                                                                           $     150,900   $     489,378
  Adjustments to reconcile net income to net cash provided by
  (used in) operating activities:
    Stock-based compensation                                                                  23,688               -
    Provision for doubtful accounts                                                          260,292         116,035
    Depreciation                                                                             387,642         340,216
    Amortization of intangibles                                                                1,500           7,334
    Accretion of debt discount                                                                28,125          28,125
    Changes in operating assets and liabilities, net of effects of purchase acquisition
      Accounts receivable                                                                   (919,418)     (1,005,649)
      Inventory                                                                           (1,312,503)     (1,950,571)
      Prepaid expenses and other current assets                                             (200,731)       (190,328)
      Other assets - noncurrent                                                               58,105          17,780
      Trade payables                                                                       1,927,201         731,864
      Accrued liabilities                                                                     (2,248)        (41,299)
      Income taxes payable                                                                    18,813            (106)
                                                                                       --------------  --------------
      Net cash provided by (used in) operating activities                                    421,366      (1,457,221)
                                                                                       --------------  --------------

Cash flows from investing activities:
  Cash payments for acquisition of S&A Supply Inc., net of cash acquired                  (4,703,375)
  Additions to property and equipment                                                       (339,461)       (269,514)
                                                                                       --------------  --------------
Net cash used in investing activities                                                     (5,042,836)       (269,514)
                                                                                       --------------  --------------

Cash flows from financing activities:
  Issuance of common stock and exercise of stock options                                      13,000           8,000
  Repayments of notes payable: includes related party repayments of
  0.00 in 2007 and $30,289 in 2006                                                           (64,824)        (83,734)
  Issuance of notes payable                                                                        -          13,073
  Borrowings under credit facility - term loan/overadvance                                         -        (562,977)
  Borrowings under credit facility - revolving credit, net                                 4,778,459       2,529,091
                                                                                       --------------  --------------
      Net cash provided by financing activities                                            4,726,635       1,903,453
                                                                                       --------------  --------------
Increase in cash                                                                             105,165         176,718
Cash - beginning of period                                                                   482,251         613,456
                                                                                       --------------  --------------
Cash - end of period                                                                   $     587,416   $     790,174
                                                                                       ==============  ==============
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